Summary Prospectus 2013 BMO Diversified Stock Fund

Class Y BDSYX	Class I BDSHX	Class R-3 BDSRX	Class R-6 BDSQX	As of July 1, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to bmofundsus.services@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide total investment return primarily from appreciation, secondarily from income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R-3	Class R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses(1)	0.51%	0.26%	0.26%	0.11%
Acquired (Underlying) Fund Fees and Expenses	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.16%	0.91%	1.41%	0.76%
Fee Waiver and Expense Reimbursement(2)	0.15%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.01%	0.76%	1.26%	0.61%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (including acquired fund fees and expenses, but excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.01% for Class Y, 0.76% for Class I, 1.26% for Class R-3, and 0.61% for Class R-6 through December 31, 2014. This expense limitation agreement may not be terminated prior to December 31, 2014 unless the Fund’s Board of Directors approves an earlier revision or termination as being in the best interests of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2014. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R-3	Class R-6
1 Year	$103	$78	$128	$62
3 Years	$354	$275	$431	$228

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (the “underlying funds”), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 100% of its total assets in funds that invest principally in equity securities, and will invest at least 80% of its assets in funds that invest principally in common or preferred stocks. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 0-10% of its total assets in funds that invest principally in money market funds and 90-100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, rights and warrants, and securities convertible into common stock. The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

www.bmofundsus.com

Summary Prospectus 2013 BMO Diversified Stock Fund

Class Y BDSYX	Class I BDSHX	Class R-3 BDSRX	Class R-6 BDSQX	As of July 1, 2013

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund:	Equity:	Fixed Income:	Money Market Funds:
Diversified Income	10% - 30%	70% - 100%	0% - 10%
Moderate Balanced	30% - 50%	50% - 70%	0% - 10%
Growth Balanced	50% - 70%	30% - 50%	0% - 10%
Aggressive Allocation	70% - 90%	10% - 30%	0% - 10%
Diversified Stock	90% - 100%	0%	0% - 10%
Aggressive Stock	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

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Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

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Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

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Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

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Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

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Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying

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Summary Prospectus 2013 BMO Diversified Stock Fund

Class Y BDSYX	Class I BDSHX	Class R-3 BDSRX	Class R-6 BDSQX	As of July 1, 2013

fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

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Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (the “Collective Fund”) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. It is anticipated that, at the Fund’s commencement of operations, the assets of the Collective Fund will be transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares reflects the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s average annual total returns to the returns of a broad measure of market performance and averages of funds with similar investment objectives. Performance for the Fund’s Class Y, R-3 and R-6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that the Collective Fund’s past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class I—Annual Total Returns (calendar years 2003-2012)

For the period January 1, 2013 through March 31, 2013, the aggregate (non-annualized) total return for the Collective Fund was 9.11%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	17.74%
Worst quarter	12/31/2008	(22.56)%

Average Annual Total Returns through 12/31/12

	1 Year	5 Year	10 Year	Since Inception (8/1/94)
Class I
Return Before Taxes	15.67%	0.19%	6.89%	7.55%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	16.00%	1.66%	7.10%	8.40%

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Sandy Lincoln, and Alan W. Schwartz co-manage the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has co-managed the Fund since its inception in 2013. Mr. Lincoln, Chief Market Strategist and Senior Vice President of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2013. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has co-managed the Fund since its inception in 2013. Mr. Boritzke and Mr. Schwartz have been part of the portfolio management team for the Collective Fund since its inception in 1994.

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Summary Prospectus 2013 BMO Diversified Stock Fund

Class Y BDSYX	Class I BDSHX	Class R-3 BDSRX	Class R-6 BDSQX	As of July 1, 2013

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R-3 and R-6 shares by contacting BMO Funds U.S. Services. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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